Exhibit 10.1

AMENDMENT TO LLC PURCHASE AGREEMENT

THIS AMENDMENT (the “Amendment”) to the LLC Purchase Agreement by and among Aptevo BioTherapeutics LLC (“Seller”), Aptevo Therapeutics Inc. (“ATI”), Saol International Limited (“Purchaser”) and Venus BioTherapeutics Sub LLC (“Venus” and with Seller, ATI and Purchaser, each a “Party” and collectively the “Parties”) dated as of August 31, 2017 (the “Agreement”), is entered into as of the date set forth below.  Terms used herein and not otherwise defined shall have the meaning given in the Agreement.

WHEREAS, the Parties desire to amend the Agreement to allow for the Milestone Payment to be made in a set amount and at a date earlier than originally provided for in the Agreement;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.Section 1.5 “Milestone Payment” is hereby amended by deleting the current language of Section 1.5 in its entirety and substituting the following language in its place:

“1.5. Milestone Payment.  In addition to the Upfront Purchase Price, and as additional consideration for the Membership Interests, Purchaser shall make, or cause to be made, a payment (the “Milestone Payment”) to Seller (by wire transfer of immediately available funds) in the amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000), on or before August 7, 2019.”

2.Except as expressly amended by this Amendment, the terms and provisions of the Agreement shall remain unchanged and are in all other respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.  This Amendment shall not waive any Parties compliance with any terms of the Agreement.

3.This Amendment shall be construed in accordance with and governed by the laws of the State of Delaware without giving affect to its principles of conflicts of law.

4.This Amendment may be executed in any number of counterparts.

5.On or after the date of this Amendment, each reference in the Agreement to this “Agreement,” “hereof,” or words like import, shall, in each case, unless the context otherwise requires, be deemed to refer to the Agreement as amended hereby.

6.The recitals to this Amendment are incorporated herein in their entirety by this reference thereto and deemed to be a part hereof.

7.This Amendment shall inure to the benefit of the Parties and their respective successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the 6th day of August, 2019.

Aptevo BioTherapeutics LLC

By:	/s/ Marvin White
Name:	Marvin White
Its:	President

Aptevo Therapeutics Inc.

By:	/s/ Marvin White
Name:	Marvin White
Its:	President and CEO

Saol International Limited

By:	/s/ Kevin Insley
Name:	Kevin Insley
Its:	CEO

Venus BioTherapeutics Sub LLC

By:	/s/ Kevin Insley
Name:	Kevin Insley
Its:	Authorized Signatory